LORD ABBETT INVESTMENT TRUST

Lord Abbett Multi-Asset Income Fund

Supplement dated July 24, 2026 to the
Summary Prospectus and Prospectus, each dated April 1, 2026, as revised April 24, 2026, and
Statement of Additional Information dated April 1, 2026, as supplemented

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 14 of the summary prospectus and page 29 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Giulio Martini, Partner and Director of Strategic Asset Allocation	2015
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2016
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2022

The following paragraph replaces the fifth paragraph under “Management and Organization of the Funds” beginning on page 276 of the statutory prospectus:

Multi-Asset Balanced Opportunity Fund and Multi-Asset Income Fund. Giulio Martini, Partner and Director of Strategic Asset Allocation, heads the Fund’s team. Mr. Martini joined Lord Abbett in 2015. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, and Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income. Messrs. Lee and Rocco joined Lord Abbett in 1997 and 2004, respectively. Messrs. Martini, Lee, and Rocco are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Multi-Asset Income Fund” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Multi-Asset Income Fund
Giulio Martini	2	2,636.89	0	0	0	0
Robert A. Lee[1]	18	99,163.72	11	12,482.07	1291	6,688.20
Steven F. Rocco	20	103,062.78	13	12,175.83	10	3,832.17

1 Included in the number of other accounts and total assets are two accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $1,447.1 million in assets.

The following rows replace the applicable rows of the corresponding table under the heading “Multi-Asset Income Fund” in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-3 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Multi-Asset Income Fund
Giulio Martini	$50,001-$100,000
Robert A. Lee	Over $1,000,000
Steven F. Rocco	None

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.